SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934


       Date of Report (Date of earliest event reported): January 7, 2002
                               (December 21, 2001)



                                  EQUITEX, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


Delaware                             0-12374                          84-0905189
--------------------------------------------------------------------------------
(State or other                    (Commission                  (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)





              7315 EAST PEAKVIEW AVENUE, ENGLEWOOD, COLORADO 80111
 -------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940




             ------------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)

Item 2. Acquisition or Disposition of Assets

         On December 21, 2001, Equitex completed the acquisition of 100% of the capital stock of Chex Services, Inc. from its stockholders in exchange for 1,992,001 shares of Equitex $0.02 par value common stock. Mr. James P. Welbourn, President of Chex Services, Inc., was nominated to become a director of Equitex, Inc. following execution of the Stock Purchase Agreement and was elected a director by the stockholders of Equitex on December 20, 2001 at the Annual Meeting of Stockholders. As a stockholder of Chex Services, Mr. Welbourn received 429,525 shares of Equitex common stock in the transaction. In addition, as consideration in connection with an Employment Incentive Agreement, Mr. Welbourn received common stock purchase warrants to purchase 730,000 shares of Equitex common stock exercisable for a period of four years at an exercise price of $3.84 per share. Members of Mr. Welbourn's immediate family who were also stockholders of Chex Services received 31,540 shares of Equitex common stock in the transaction. Chex Services, of Minnetonka, Minnesota, provides comprehensive cash access services to casinos and other gaming establishments and will continue to do so.

Item 7. Financial Statements and Exhibits

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Financial statements for the business acquired as described in
Item 2 above will be filed by amendment to this Form 8-K.

         (b)      PRO-FORMA FINANCIAL INFORMATION.

                  Pro-Forma financial information reflecting the effect of the business acquired as described in Item 2, above, will be filed by amendment to this Form 8-K.

         (c)      EXHIBITS

         Exhibit Number                     Exhibit
         ---------------                    -------

         2.1              Stock Purchase Agreement by and between Equitex, Inc.
                          and the Selling Stockholders of Chex Services, Inc. (Filed herewith)

         2.2 Amendment No. 1 to the Stock Purchase Agreement by and between Equitex, Inc. and the Selling Stockholders of Chex Services, Inc. (Filed herewith)

         4.1 Form of Warrant Agreement for Warrants Exercisable at $3.84 (Filed herewith)

         10.1 Employment Incentive Agreement by and between Equitex, Inc. And James P. Welbourn (Filed herewith)



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITEX, INC.

Date: January 7, 2002

                                           By:/s/Thomas B. Olson
                                              -----------------------------
                                              Secretary




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